Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill
Changes in goodwill are summarized as follows:

Year ended December 31	2015	2016
(in thousands)	EUR	EUR

Cost
Balance at beginning of year	2,357,536	2,624,552
Acquisition through business combinations	—	2,115,130
Effect of changes in exchange rates	267,016	134,212
Balance at end of year	2,624,552	4,873,894

For more information with respect to business combinations, see Note 2.
Goodwill is tested for impairment annually at the start of the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of the goodwill may not be recoverable.
Goodwill mainly results from the acquisitions of Cymer and HMI. Within ASML we have identified two RUs, which are RU ASML and RU CLS.
As of December 31, 2016 the goodwill allocated to RU ASML amounts to EUR 4,348.0 million (2015: EUR 2,124.4 million) and for RU CLS this amounts to EUR 525.9 million (2015: EUR 500.2 million).
For 2016 and 2015, the fair value calculations of the RUs were performed by discounting the future cash flows generated from the continuing use of the RUs. Cash flows beyond the forecasted period of five years have been extrapolated using a 0 percent growth rate.
The pre-tax WACC used to determine the expected discounted future cash flows is 10.2 percent for RU ASML and 12.4 percent for RU CLS.
Based on the recoverability testing during the annual goodwill impairment test, we believe that the fair values of the RUs significantly exceed their carrying amounts, and therefore goodwill was not impaired as of December 31, 2016.